UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2003

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24672	13-3697002
(Commission File No.)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-9333

Item 5.    Other Events.

On February 25, 2003, Hollis-Eden Pharmaceuticals, Inc. (“Hollis-Eden”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers (the “Purchasers”), pursuant to which Hollis-Eden issued and sold to the Purchasers in a private placement certain convertible debentures in an aggregate principal amount of $10,000,000, bearing interest at the rate of 7.5% per annum and having a maturity date of February 25, 2006 (the “Debentures”), and warrants to purchase an aggregate of 701,760 shares of Hollis-Eden’s common stock (the “Warrants”), of which 50% have an exercise price of $6.17 per share and 50% have an exercise price of $6.71 per share, and all of which are exercisable until February 25, 2007 (the “Financing”).

The Debentures are convertible into shares of Hollis-Eden’s common stock at a price of $5.70 per share, which represents a premium to the average price of Hollis-Eden’s common stock over a several day period prior to the closing. The conversion price of the Debentures is subject to limited anti-dilution adjustments under certain circumstances. In addition, Hollis-Eden can require that holders of debentures convert outstanding debentures into shares of common stock under specified circumstances. The specific terms and conditions applicable to the Debentures, including the conversion price adjustment mechanisms, are substantially as set forth in the form of 7.5% Convertible Debenture attached as Exhibit 4.1. The Warrants are subject to the terms and conditions substantially as set forth in the form of Stock Purchase Warrant attached as Exhibit 10.2.

SG Cowen Securities Corporation acted as placement agent in connection with the Financing and will receive a fee equal to $550,000, payable in cash, together with warrants to purchase an aggregate of 73,684 shares of Hollis-Eden’s common stock. In addition, A.G. Edwards & Sons, Inc. will receive a fee equal to $150,000, payable in cash, for services provided in connection with the Financing.

In connection with the Financing, Hollis-Eden also entered into a Registration Rights Agreement with the Purchasers pursuant to which Hollis-Eden agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Hollis-Eden’s common stock issuable upon conversion of the Debentures, as payment of interest on the Debentures and upon exercise of the Warrants. The Registration Rights Agreement is attached as Exhibit 10.3.

The press release issued by Hollis-Eden on February 26, 2003 announcing the Financing is attached as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 7.    Financial Statements and Exhibits.

4.1	Form of 7.5% Convertible Debenture.

10.1	Securities Purchase Agreement, dated as of February 25, 2003, by and between Hollis-Eden Pharmaceuticals, Inc. and the Purchasers.

10.2	Form of Stock Purchase Warrant issued to purchasers of 7.5% Convertible Debentures.

10.3	Registration Rights Agreement, dated as of February 25, 2003, by and between Hollis-Eden Pharmaceuticals, Inc. and the Purchasers.

99.1	Press release of Hollis-Eden Pharmaceuticals, Inc. dated February 26, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLIS-EDEN PHARMACEUTICALS, INC.

Dated: February 26, 2003	By:	/s/ Eric J. Loumeau
Eric J. Loumeau
Vice President, General Counsel

INDEX TO EXHIBITS

4.1	Form of 7.5% Convertible Debenture.

10.1	Securities Purchase Agreement, dated as of February 25, 2003, by and between Hollis-Eden Pharmaceuticals, Inc. and the Purchasers.

10.2	Form of Stock Purchase Warrant issued to purchasers of 7.5% Convertible Debentures.

10.3	Registration Rights Agreement, dated as of February 25, 2003, by and between Hollis-Eden Pharmaceuticals, Inc. and the Purchasers.

99.1	Press release of Hollis-Eden Pharmaceuticals, Inc. dated February 26, 2003.